Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
Debt

	December 31, 2013	December 31, 2012
	(Millions)
Commercial Paper
Short-term borrowings, weighted-average interest rate of 1.14%	$335	$—
Credit Agreement
Revolving credit facility, weighted-average variable interest rate of 1.47%, as of December 31, 2012, due November 10, 2016 (a)	—	525
Debt Securities
Issued March 14, 2013, interest at 3.875% payable semi-annually, due March 15, 2023	500	—
Issued November 27, 2012, interest at 2.50% payable semi-annually, due December 1, 2017	500	500
Issued March 13, 2012, interest at 4.95% payable semi-annually, due April 1, 2022	350	350
Issued September 30, 2010, interest at 3.25% payable semi-annually, due October 1, 2015	250	250
Unamortized discount	(10)	(5)
Total debt	1,925	1,620
Short-term borrowings	(335)	—
Total long-term debt	$1,590	$1,620

(a)
$150 million was swapped to a fixed rate obligation with fixed rates ranging from 2.94% to 2.99%, for a net effective rate of 2.25% on the $525 million of outstanding debt under our revolving credit facility as of December 31, 2012.

Commercial Paper Program
In October 2013, we entered into a commercial paper program, or the Commercial Paper Program, under which we may issue unsecured commercial paper notes, or the Notes. The Commercial Paper Program serves as an alternative source of funding and does not increase our current overall borrowing capacity. Amounts available under the Commercial Paper Program may be borrowed, repaid, and re-borrowed from time to time with the maximum aggregate principal amount of Notes outstanding, combined with the amount outstanding under our revolving credit facility, not to exceed $1 billion in the aggregate. Amounts undrawn under our revolving credit facility are available to repay the Notes, if necessary. The maturities of the Notes will vary, but may not exceed 397 days from the date of issue. The Notes will be sold under customary terms in the commercial paper market and may be issued at a discount from par, or, alternatively, may be sold at par and bear varying interest rates on a fixed or floating basis. The proceeds of the issuances of the Notes are expected to be used for capital expenditures and other general partnership purposes. As of December 31, 2013, we had $335 million of commercial paper outstanding, which is included in short-term borrowings in our consolidated balance sheets.
Credit Agreement
We have a $1 billion revolving credit facility that matures November 10, 2016, or the Credit Agreement.
At December 31, 2013 and 2012, we had $1 million of letters of credit issued and outstanding under the Credit Agreement. As of December 31, 2013, the unused capacity under the Credit Agreement was $664 million, net of amounts outstanding under our Commercial Paper Program and letters of credit, which was available for general working capital purposes.
Our borrowing capacity may be limited by the Credit Agreement’s financial covenant requirements. Except in the case of a default, amounts borrowed under our Credit Agreement will not become due prior to the November 10, 2016 maturity date.

We may prepay all loans at any time without penalty, subject to the reimbursement of lender breakage costs in the case of prepayment of London Interbank Offered Rate, or LIBOR, borrowings. Under the Credit Agreement, indebtedness under the revolving credit facility bears interest at either: (1) LIBOR, plus an applicable margin of 1.25% based on our current credit rating; or (2) (a) the base rate which shall be the higher of Wells Fargo Bank N.A.’s prime rate, the Federal Funds rate plus 0.50% or the LIBOR Market Index rate plus 1%, plus (b) an applicable margin of 0.25% based on our current credit rating. The revolving credit facility incurs an annual facility fee of 0.25% based on our current credit rating. This fee is paid on drawn and undrawn portions of the revolving credit facility.

The Credit Agreement requires us to maintain a leverage ratio (the ratio of our consolidated indebtedness to our consolidated EBITDA, in each case as is defined by the Credit Agreement) of not more than 5.0 to 1.0, and following the consummation of qualifying acquisitions, not more than 5.5 to 1.0, on a temporary basis for three consecutive quarters, including the quarter in which such acquisition is consummated.
Debt Securities
On March 14, 2013, we issued $500 million of 3.875% 10-year Senior Notes due March 15, 2023. We received proceeds of $490 million, net of underwriters’ fees, related expenses and unamortized discounts of $10 million, which we used to fund a portion of the purchase price for the acquisition of an additional 46.67% interest in the Eagle Ford system. Interest on the notes will be paid semi-annually on March 15 and September 15 of each year, commencing September 15, 2013. The notes will mature on March 15, 2023, unless redeemed prior to maturity.

On November 27, 2012, we issued $500 million of our 2.50% 5-year Senior Notes due December 1, 2017. We received net proceeds of $494 million, net of underwriters’ fees, related expenses and unamortized discounts of $6 million. Interest on the notes will be paid semi-annually on June 1 and December 1 of each year, commencing June 1, 2013. The notes will mature on December 1, 2017, unless redeemed prior to maturity.

On March 13, 2012, we issued $350 million of our 4.95% 10-year Senior Notes due April 1, 2022. We received net proceeds of $346 million, net of underwriters’ fees, related expenses and unamortized discounts of $4 million, which we used to fund the cash portion of the acquisition of the remaining 66.67% interest in Southeast Texas and to repay funds borrowed under our Term Loan and Credit Agreement. Interest on the notes is paid semi-annually on April 1 and October 1 of each year. The notes will mature on April 1, 2022, unless redeemed prior to maturity.

On September 30, 2010, we issued $250 million of our 3.25% Senior Notes due October 1, 2015. We received net proceeds of $248 million, net of underwriters’ fees, related expense and unamortized discounts of $2 million, which we used to repay funds borrowed under the revolver portion of our Credit Agreement. Interest on the notes is paid semi-annually on April 1 and October 1 of each year. The notes will mature on October 1, 2015, unless redeemed prior to maturity.
The notes are senior unsecured obligations, ranking equally in right of payment with other unsecured indebtedness, including indebtedness under our Credit Agreement. We are not required to make mandatory redemption or sinking fund payments with respect to any of these notes, and they are redeemable at a premium at our option. The underwriters’ fees and related expenses are deferred in other long-term assets in our consolidated balance sheets and will be amortized over the term of the notes.
The future maturities of long-term debt in the year indicated are as follows:

Debt Maturities
(Millions)
2014	$—
2015	250
2016	—
2017	500
2018	—
Thereafter	850
1,600
Unamortized discount	(10)
Total	$1,590